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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report  (Date of earliest event reported)       October 19, 2001
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                           Color Spot Nurseries, Inc.
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               (Exact name of Registrant as specified in charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

            001-12063                                 68-0363266
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    (Commission File Number)                (IRS Employee Identification No.)

    3478 Buskirk Avenue, Pleasant Hill, California                 94523
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       (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code       (925) 934-4443
                                                   ---------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

         On October 19, 2001, the Registrant reached an agreement with Fleet Capital Corporation to amend its Loan and Security Agreement (the "Fleet Credit Agreement"). Among other things, the maturity date on the Fleet Credit Agreement was extended to November 15, 2001. A copy of the amendment to the Fleet Credit Agreement has been filed as Exhibit 10.1 to this Current Report on Form 8-K.

         As previously announced in the Registrant's Quarterly Report on Form 10-Q for the six months ended June 30, 2001, the Registrant has offered to exchange Series B preferred stock and new senior subordinated notes in exchange for its outstanding senior subordinated notes. The exchange offer will be exempt from registration under Section 3(a)(9) of the Securities Act of 1933. The Registrant has extended the deadline on the exchange offer to 12:00 midnight, New York City Time, on November 5, 2001. Please refer to the October 22, 2001 press release, which has been filed as Exhibit 20.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)    Financial Statements of Business Acquired

                Not applicable.

         (b)    Pro Forma Financial Information

                Not applicable.

         (c)    Exhibits.

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

        Exhibit
         Number                            Description
        --------   -------------------------------------------------------------
         10.1      Amendment No. 9 to Loan and Security Agreement by and between
                   Fleet Capital Corporation and Color Spot Nurseries, Inc.
                   dated as of October 19, 2001
         20.1      Press Release dated October 22, 2001

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Color Spot Nurseries, Inc.
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                                                    (Registrant)

           Date: October 22, 2001      By:      /s/ Charles A. Ferer
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                                                Charles A. Ferer
                                                Chief Financial Officer